Exhibit 99.1


                        SETTLEMENT AGREEMENT

            SETTLEMENT AGREEMENT, dated this 6th day of February, 1998 ("Agreement"), by and among Jeffrey A. Cummer, Dwayne A. Moyers, Cummer/Moyers Capital Advisors, Inc., Cummer/Moyers Capital Partners, Inc., Cummer/Moyers Holdings, Inc. Profit Sharing Plan, Cummer/Moyers Holdings, Inc., Cummer/Moyers Securities, Inc., IRA for Dwayne A. Moyers and The Committee to Enhance Data Systems & Software Inc. Stockholder Value (the foregoing individuals and entities being collectively referred to herein as the "Cummer/Moyers Group"); and Data Systems & Software Inc., a Delaware corporation (the "Company").

            WHEREAS, the Cummer/Moyers Group has publicly stated that it intends to seek consents from stockholders of the Company for the purposes of attempting to remove the incumbent Board of Directors (the "Board"), electing nominees of their choosing and amending certain of the Company's By-laws (the "Consent Solicitation"), and has taken certain actions in furtherance thereof;

            WHEREAS, the Company commenced an action entitled Data Systems & Software Inc. v. Moyers, et al. against the members of the Cummer/Moyers Group in the United States District Court for the District of New Jersey (the "Pending Litigation"); and

            WHEREAS, the Company and the members of the Cummer/Moyers Group have determined that the interests of the Company and its stockholders, and the interests of the members of the Cummer/Moyers Group, would best be served by (i) avoiding the substantial expense and disruption that could be expected to result from the Consent Solicitation and the Pending Litigation, (ii) terminating the Pending Litigation against the members of the Cummer/Moyers Group as provided herein, and
(iii) the receipt of other agreements, covenants, rights and benefits as provided herein.

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and representations set forth herein, intending to be legally bound hereby, the parties hereby agree as follows:

            1.    Settlement of Pending Litigation; Board
                  Composition; Related Matters.

                  (a) As promptly as practicable after the execution of this Agreement, the Company shall take all steps necessary to dismiss the Pending Litigation without prejudice and without costs or expenses. The Company agrees that (i) it will not, prior to the Termination Date (as such term is defined in paragraph 2(a) hereof), reinstitute against any members of the Cummer/Moyers Group or against any of the persons nominated by the Cummer/Moyers Group to stand for election to the Board in the Consent Solicitation, any of the claims made in the Pending Lawsuit and (ii) following the Termination Date the Pending Lawsuit will be dismissed with prejudice.

                  (b) The IRA for Dwayne A. Moyers, a member of the Cummer/Moyers Group, hereby revokes the Written Consent of Stockholder to Action Without a Meeting dated January 7, 1998 submitted to the Company by CEDE & Co. on its behalf, and the Cummer/Moyers Group hereby terminates the Consent Solicitation.

                  (c) The Company and the members of the Cummer/Moyers Group hereby agree that the Company may nominate such persons as it deems appropriate to stand for election to the Board at the Company's 1998 Annual Meeting (the "1998 Annual Meeting"). The Company has informed the Cummer/Moyers Group that it has been seeking, and will continue to seek, one or more persons who are not currently serving on the Board, with appropriate qualifications, to serve on the Board as independent outside directors, and that if such person or persons are selected prior to the time the Company selects its nominees to stand for election to the Board at the 1998 Annual Meeting, such person or persons will also be nominees. The persons nominated by the Company to stand for election to the Board in accordance with this paragraph 1(c) are referred to herein as the "1998 Nominees." The 1998 Nominees shall serve on the Board for a term expiring at the Company's 1999 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified.

                  (d) The members of the Cummer/Moyers Group and their Affiliates and Associates (as such terms are hereinafter defined), and the Company shall support and recommend that the Company's stockholders vote for the election of each of the 1998 Nominees at the 1998 Annual Meeting, and the members of the Cummer/Moyers Group shall vote, and shall cause their respective Affiliates and Associates to vote, all shares of the Company's Common Stock (the "Common Stock") which they are entitled to vote at the 1998 Annual Meeting in favor of the election of each of the 1998 Nominees.

                  (e) At the first meeting of the Board following the certification of the vote of the election of directors at the 1998 Annual Meeting, the Board shall create a Compensation Committee of the Board, consisting of three directors, at least two of whom shall be directors who are not employees of the Company.

            2.    Certain Covenants.

                  (a) The covenants and agreements contained in this paragraph 2 shall terminate on the fifth anniversary of the date hereof (the "Termination Date").

                  (b) Each member of the Cummer/Moyers Group jointly and severally agrees that during the period commencing on the date hereof and ending on the Termination Date, without the prior written consent of the Board specifically expressed in a resolution adopted by a majority vote of the full membership of the Board, they will not, and will cause each of their Affiliates and Associates not to, directly or indirectly:

                              (i)  acquire, offer or propose to
                                   acquire, or agree to acquire (except
                                   by way of stock dividends or other
                                   distributions or offerings made
                                   available to holders of Voting
                                   Securities (as such term is
                                   hereinafter defined) generally,
                                   provided that any such securities so
                                   received shall be subject to the
                                   provisions hereof), directly or
                                   indirectly, whether by purchase,
                                   tender or exchange offer, through the
                                   acquisition of control of another
                                   Person (as hereinafter defined), by
                                   joining a partnership, limited
                                   partnership, syndicate or other
                                   "group" (within the meaning of Section
                                   13(d)(3) of the Securities Exchange
                                   Act of 1934, as amended (the "Exchange
                                   Act")) or otherwise, any Voting
                                   Securities;

                              (ii) engage, or in any way participate,
                                   directly or indirectly, in any
                                   "solicitation" (as such term is used
                                   in the proxy rules of the Securities
                                   and Exchange Commission (the "SEC"))
                                   of proxies or consents (whether or not
                                   relating to the election or removal of
                                   directors), seek to advise, encourage
                                   or influence any Person with respect
                                   to the voting of any Voting
                                   Securities, initiate, propose or
                                   otherwise "solicit" (as such term is
                                   used in the proxy rules of the SEC)
                                   stockholders of the Company for the
                                   approval of stockholder proposals
                                   whether made pursuant to Rule 14a-8
                                   under the Exchange Act or otherwise,
                                   induce or attempt to induce any other
                                   Person to initiate any such
                                   stockholder proposal, or otherwise
                                   communicate with the Company's
                                   stockholders or others pursuant to
                                   Rule 14a-1(l)(2)(iv) under the
                                   Exchange Act;

                              (iii)seek, propose or make any public
                                   statements with respect to, any
                                   merger, consolidation, business
                                   combination, tender or exchange offer,
                                   sale or purchase of assets, sale or
                                   purchase of securities, dissolution,
                                   liquidation, restructuring,
                                   recapitalization or similar
                                   transactions involving the Company or
                                   any of its Affiliates;

                              (iv) form, join or in any way participate
                                   in any "group" (within the meaning of
                                   Section 13(d)(3) of the Exchange Act)
                                   with respect to any Voting Securities,
                                   other than the "group" identified in a
                                   Schedule 13D filed with the SEC on
                                   December 18, 1997, as amended as of
                                   the date hereof, by members of the
                                   Cummer/Moyers Group;

                              (v)  deposit any Voting Securities in
                                   any voting trust or subject any Voting
                                   Securities to any arrangement or
                                   agreement with respect to the voting
                                   of any Voting Securities, except as
                                   specifically set forth in paragraph
                                   1(d) hereof;

                              (vi) otherwise act, alone or in concert
                                   with others, to control or seek to
                                   control or influence or seek to
                                   influence the management, the Board or
                                   policies of the Company;

                              (vii)seek, alone or in concert with
                                   others, (a) to call a meeting of
                                   stockholders, (b) representation on
                                   the Board, or (c) the removal of any
                                   member of the Board;

                            (viii) make any publicly disclosed proposal
                                   or enter into any discussion regarding
                                   any of the foregoing, or make any
                                   proposal, statement or inquiry, or
                                   disclose any intention, plan or
                                   arrangement (whether written or oral)
                                   inconsistent with the foregoing, or
                                   make or disclose any request to waive
                                   or terminate any provision of this
                                   Agreement; or

                              (ix) take or cause or induce others to take
                                   any action inconsistent with any of
                                   the foregoing.

            3. Representations and Warranties of the Cummer/Moyers Group. The members of the Cummer/Moyers Group jointly and severally represent and warrant as follows:

                  (a) Each member of the Cummer/Moyers Group has the power and authority to execute, deliver and carry out the provisions of this Agreement and to consummate the transactions contemplated hereby.

                  (b) This Agreement has been duly and validly authorized, executed, and delivered by each member of the Cummer/Moyers Group, constitutes a valid and binding obligation of each such member, and is enforceable in accordance with its terms.

                  (c) The members of the Cummer/Moyers Group, together with their Affiliates and Associates, beneficially own, directly or indirectly, an aggregate of 425,400 shares of Common Stock of the Company as set forth by beneficial owner and amount on Schedule A hereto and such shares of Common Stock constitute all of the Voting Securities of the Company beneficially owned by the members of the Cummer/Moyers Group and their Affiliates and Associates.

            4. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

                  (a) The Company has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

                  (b) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms.

            5. Specific Performance. Each of the members of the Cummer/Moyers Group and the Company, acknowledges and agrees that irreparable injury to the other parties hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be compensable in damages. It is accordingly agreed that each party hereto (the "Moving Party") shall be entitled to specific enforcement of the terms hereof and the other parties hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.

            6. Retraction of Certain Statements. The members of the Cummer/Moyers Group hereby retract any statements contained in their public filings or otherwise which in any way may be construed as alleging improper or unlawful conduct on the part of any officers, directors, employees or agents of the Company.

            7. Expenses. Concurrently with the execution of this Agreement, the Cummer/Moyers Group is reimbursing the Company for a portion of the Company's out-of-pocket expenses incurred in connection with the Consent Solicitation, the Pending Litigation and the negotiation and execution of this Agreement, in the amount of $20,000.

            8. No Waiver. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of any party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

            9.    Certain Definitions.  As used in this Agreement,
                  (a) the term "Person" shall mean any individual, partnership, corporation, group, syndicate, trust, government or agency thereof, or any other association or entity; (b) the terms "Affiliates" and "Associates" shall have the meanings set forth in Rule 12b-2 under the Exchange Act and shall include persons who become Affiliates or Associates of any Person subsequent to the date hereof; and (c) the term "Voting Securities" shall mean the shares of Common Stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, such Common Stock or other securities, whether or not subject to the passage of time or other contingencies.

            10. Successors and Assigns. All the terms and provisions of this Agreement shall inure to the benefit of and shall be enforceable by the successor and assigns of the parties hereto.

            11. Survival of Representations. All representations, warranties and agreements made by the parties in this Agreement or pursuant hereto shall survive the date hereof.

            12. Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties hereto with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings other than those expressly set forth herein, except as may otherwise be agreed to in writing among the parties. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

            13. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            14. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by hand delivery, cable, telecopy or telex, or by mail (registered or certified, postage prepaid, return receipt requested) to the respective parties hereto as follows:

                  If to the Company:

                  Data Systems & Software Inc.
                  200 Route 17
                  Mahwah, New Jersey  07430
                  Attention:  George Morgenstern, Chairman
                              President and Chief Executive Officer
                  Telecopy:   201/529-8330

                  with copies to:

                  Ehrenreich Eilenberg Krause & Zivian LLP
                  300 East 42nd Street
                  New York, New York  10017
                  Attention:  Sheldon Krause, Esq.
                  Telecopy:  212/986-2399

                  and

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  919 Third Avenue
                  New York, New York  10022
                  Attention:  Daniel E. Stoller, Esq.
                  Telecopy:  212/735-2000

                  If to the Cummer/Moyers Group:

                  Cummer/Moyers Holdings, Inc.
                  3417 Hulen Street
                  Fort Worth, Texas  76107
                  Attention:  Jeffrey A. Cummer and
                             Dwayne A. Moyers
                  Telecopy: 817/763-5559

                  with a copy to:

                  Tracy & Holland L.L.P.
                  306 West Seventh Street
                  Suite 500
                  Fort Worth, Texas  76102-4982
                  Attention: Margaret E. Holland, Esq.
                  Telecopy: 817/332-3140

                  or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

            15. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey without reference to the conflict of laws principles thereof.

            16. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same Agreement.

            17. Cummer/Moyers Group Representative. Each member of the Cummer/Moyers Group hereby irrevocably appoints Dwayne
                  A. Moyers as such member's attorney-in-fact and representative (the "Representative"), in such member's place and stead, to do any and all things and to execute any and all documents and give and receive any and all notices or instructions in connection with this Agreement and the transactions contemplated hereby. The Company shall be entitled to rely, as being binding on each member of the Cummer/Moyers Group, upon any action taken by the Representative or upon any document, notice, instruction or other writing given or executed by the Representative.

            18. No Admission. Nothing contained herein shall constitute an admission by any party hereto of liability or wrongdoing.


            IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the undesigned parties has executed or caused this Agreement to be executed on the date first above written.

                             DATA SYSTEMS & SOFTWARE INC.


                             By:    /s/ George Morgenstern
                                -------------------------------------
                                   Name:  George Morgenstern
                                   Title:    Chairman, President and
                                           Chief Executive Officer


                                /s/ Jeffrey A. Cummer
                             ----------------------------------------
                             JEFFREY A. CUMMER


                                 /s/ Dwayne A. Moyers
                             ----------------------------------------
                             DWAYNE A. MOYERS


                             CUMMER/MOYERS CAPITAL ADVISORS, INC.


                             By:     /s/ Dwayne A. Moyers
                                -------------------------------------
                                   Name:  Dwayne A. Moyers
                                   Title: Vice President


                             CUMMER/MOYERS CAPITAL PARTNERS, INC.


                             By:     /s/ Dwayne A. Moyers
                                -------------------------------------
                                   Name:  Dwayne A. Moyers
                                   Title:    Vice President


                             CUMMER/MOYERS HOLDINGS, INC. PROFIT
                             SHARING PLAN


                             By:    /s/ Dwayne A. Moyers
                                -------------------------------------
                                   Name:  Dwayne A. Moyers
                                   Title:    Vice President

                             CUMMER/MOYERS HOLDINGS, INC.


                             By:    /s/ Dwayne A. Moyers
                                -------------------------------------
                                   Name:  Dwayne A. Moyers
                                   Title:    Vice President

                             CUMMER/MOYERS SECURITIES, INC.


                             By:    /s/ Dwayne A. Moyers
                                -------------------------------------
                                   Name:  Dwayne A. Moyers
                                   Title:    Vice President

                             IRA FOR DWAYNE A. MOYERS


                             By:    /s/ Dwayne A. Moyers
                                -------------------------------------
                                   Name:  Dwayne A. Moyers
                                   Title:

                             THE COMMITTEE TO ENHANCE DATA
                             SYSTEMS & SOFTWARE INC. STOCKHOLDER
                             VALUE


                             By:     /s/ Dwayne A. Moyers
                                -------------------------------------
                                   Name:  Dwayne A. Moyers
                                   Title:    Representative Member




                                                               SCHEDULE A

       Summary of Beneficial Ownership of Shares of Common Stock of
                       Data Systems & Software Inc.

----------------------------------------------------------------------------
                                                   Amount
                                               Beneficially      Percent
              Beneficial Owner                      Owned       of Class(1)
----------------------------------------------------------------------------
Jeffrey A. Cummer                                  413,800(2)      5.62%
Dwayne A. Moyers                                   423,600(3)      5.75%
Cummer/Moyers Capital Advisors, Inc.               192,000(4)      2.61%
Cummer/Moyers Capital Partners, Inc.               210,000(5)      2.85%
Cummer/Moyers Holdings, Inc. Profit Sharing         10,000(6)      0.14%
  Plan
Cummer/Moyers Holdings, Inc.                             0            0
Cummer/Moyers Securities, Inc.                           0            0
IRA for Dwayne A. Moyers                            11,600(7)      0.16%
The Committee to Enhance Data Systems &                  0           0
Software Inc. Stockholder Value

------------------------

1     Based on 7,369,178 shares of common stock of Data Systems &
      Software Inc. outstanding as of October 31, 1997.

2 Includes 1,800 shares owned of record over which Mr. Cummer has sole voting and dispositive powers; 192,000 shares held in discretionary accounts of clients of Cummer/Moyers Securities, Inc. ("Securities") regarding which Cummer/Moyers Capital Advisors, Inc. ("Advisors") has shared dispositive powers and regarding which Mr. Cummer has shared dispositive powers as a director and officer of Advisors; 210,000 shares owned by Investors Strategic Partners I, Ltd. (the "Partnership") regarding which Mr. Cummer has shared voting and dispositive powers as a director and officer of Cummer/Moyers Capital Partners, Inc. ("Partners"), the corporate General Partner of the Partnership, and as an individual General Partner of the Partnership; and 10,000 shares held by the Cummer/Moyers Holdings, Inc. Profit Sharing Plan (the "Plan") regarding which Mr. Cummer has shared voting and dispositive powers as a trustee of the Plan.

3 Includes 11,600 shares owned by the IRA for Dwayne A. Moyers regarding which Mr. Moyers has sole voting and dispositive powers; 192,000 shares held in discretionary accounts of clients of Securities regarding which Advisors has shared dispositive powers and regarding which Mr. Moyers has shared dispositive powers as a director and officer of Advisors; 210,000 shares owned by the Partnership regarding which Mr. Moyers has shared voting and dispositive powers as a director and officer of Partners, the corporate General Partner of the Partnership, and as an individual General Partner of the Partnership; and 10,000 shares held by the Plan regarding which Mr. Moyers has shared voting and dispositive powers as a trustee of the Plan.

4 Represents 192,000 shares held in discretionary accounts of clients of Securities, regarding which Advisors has shared dispositive powers. Voting control over these shares has been retained by the discretionary account holders who have contracted with Advisors for investment advisory services.

5 Represents 210,000 shares owned by the Partnership, over which Partners, Cummer and Moyers have sole voting and dispositive powers as the General Partners of the partnership.

6 Represents 10,000 shares owned by employees of Cummer/Moyers Holdings, Inc. and its subsidiaries over which the Plan has sole voting and dispositive powers.

7 Dwayne A. Moyers has sole voting and dispositive powers regarding the shares owned by the IRA for Dwayne A. Moyers.